                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             NUTRITION MEDICAL, INC.
                        (Commission File Number 0-22247)
    ------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1) Title of each class securities to which transaction applies:

          -----------------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

          -----------------------------------------------------------------
          4) Proposed maximum aggregate value of transation:

          -----------------------------------------------------------------
          5) Total Fee Paid:

          -----------------------------------------------------------------
[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:

          -----------------------------------------------------------------
          2) Form, Schedule or Registration No.:

          -----------------------------------------------------------------
          3) Filing Party:

          -----------------------------------------------------------------
          4) Date Filed:

          -----------------------------------------------------------------

                             NUTRITION MEDICAL, INC.
                        9850 51ST AVENUE NORTH, SUITE 110
                             MINNEAPOLIS, MN  55442

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 8, 1997

                        ---------------------------------

TO THE SHAREHOLDERS OF NUTRITION MEDICAL, INC.

     Please take notice that the annual meeting of shareholders of Nutrition Medical, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at the Radisson Plaza Hotel, 35 Seventh Street South, Minneapolis, Minnesota, on Thursday, May 8, 1997 at 3:30 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

          1.  To elect four directors for the ensuing year.

          2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

          3. To act upon any other business that may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, only shareholders of record on March 10, 1997 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

     WHETHER OR NOT YOU PLAN TO COME TO THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE REPLY ENVELOPE PROVIDED. YOUR COOPERATION IN PROMPTLY SIGNING AND RETURNING YOUR PROXY WILL HELP AVOID FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                   By order of the Board of Directors

                                   Nutrition Medical, Inc.

                                   /s/ Richard J. Hegstrand

                                   Richard J. Hegstrand
                                   SECRETARY




March 20, 1997

                                 PROXY STATEMENT

                                       OF

                             NUTRITION MEDICAL, INC.
                        9850 51ST AVENUE NORTH, SUITE 110
                             MINNEAPOLIS, MN  55442

              ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nutrition Medical, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held May 8, 1997. The approximate date upon which this Proxy Statement and the accompanying Proxy are expected to be first sent or given to shareholders is March 31, 1997. Each shareholder who signs and returns a Proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new Proxy to the Secretary of the Company. Unless so revoked, the shares represented by each Proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a Proxy does not alone revoke that Proxy.

     Only shareholders of record at the close of business on March 10, 1997 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof. All shares which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated on such proxies, the proxies will be voted for the election of the nominees for the directors named in this Proxy Statement and for any other proposals set forth in this Proxy Statement.

     The Company will bear the cost of preparing, assembling and mailing the Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram, by facsimile or by special letter.

                              ELECTION OF DIRECTORS

     Four directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. Each of the persons listed below is now serving as a Director of the Company and has consented to continue to serve as a Director, if elected. The affirmative vote of the greater of (a) a majority of the outstanding shares of Common Stock present and entitled to vote on the election of the Directors, or (b) the holders of a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of the nominees named below. A shareholder who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the Meeting and is, in effect, casting a negative vote. A shareholder (including a broker) who does not attend the Meeting and who does not give authority to a proxy to vote, or withholds authority to vote on the election of Directors, shall not be considered present and entitled to vote on the election of Directors. All shares represented by proxies will be voted for the election of the nominees below unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would otherwise have been voted for such nominee will be voted for such substitute nominee as may be elected by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

     Information regarding the nominees for election to the Board of Directors of the Company is set forth below:

     WILLIAM L. RUSH, age 45, has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since its inception in July 1993. From 1984 to March 1993, Mr. Rush was employed by Sandoz Corp. (now known as Novartis), most recently as Senior Vice President of its clinical products division. As Senior Vice President, his duties included supervision of a national sales force, product management group, outpatient clinic services group, related support functions and research and development. From 1978 to 1984, Mr. Rush was employed by Baxter Healthcare Corp. in its medical nutrition division.


     KENNETH L. EVENSTAD, age 53, has been a director of the Company since
May 1995. Since 1969, Mr. Evenstad has been Chairman and Chief Executive Officer of Upsher-Smith Laboratories, Inc., a pharmaceutical company that specializes in cardiovascular drugs. From 1967 to 1969, Mr. Evenstad practiced as a pharmacist in Alaska and Minnesota. Mr. Evenstad is also a director of Medi-Ject Corporation.

     GEORGE E. KLINE, age 60, has been a director of the Company since May 1995. Since 1966, Mr. Kline has been President of Venture Management, a financial consulting services firm. Since 1985, Mr. Kline has also served as an officer of Brightstone Capital, Ltd. LLC ("Brightstone Capital"), a venture partnership. Mr. Kline is also a director of Applied Biometrics, Inc., Cyberoptics Corporation, Fieldworks, Inc., Health Fitness Physical Therapy, Inc. and Rimage Corporation.

     LAWRENCE A. LEHMKUHL, age 59, has been a director of the Company since January 1995. From 1985 to March 1993, Mr. Lehmkuhl was President and Chief Executive Officer of St. Jude Medical, Inc., a medical device manufacturer, and from April 1993 to February 1995, Mr. Lehmkuhl was Chairman of its Board of Directors. From 1966 to 1985, Mr. Lehmkuhl was employed by American Hospital Supply Corporation in various management capacities. Mr. Lehmkuhl is also a director of Aequitron Medical, Inc., Kera Vision, Inc. and Fisher Imaging Corporation.

DIRECTOR COMPENSATION

     Directors of the Company receive no compensation other than authorized expense reimbursement and stock options granted either prior to or under the 1996 Non-Employee Director Stock Option Plan (the "1996 Director Plan") described below.

     1996 DIRECTOR PLAN. The shareholders of the Company adopted the 1996 Director Plan in August 1996. The 1996 Director Plan provides for an automatic grant of unqualified stock options to purchase 15,000 shares of Common Stock to non-employee directors on the date such individuals are first appointed directors of the Company, and an automatic grant of an option to purchase an additional 7,500 shares of Common Stock on the day after each subsequent annual meeting of the Company's shareholders. The option price is equal to the fair market value of the Common Stock on the date of grant. The options granted upon appointment to the Board of Directors vest and become exercisable as to 50% of the shares on the date of grant, and an additional 25% on each of the first and second anniversaries of such grant, if the holder remains a director on such date. The options granted in connection with subsequent annual meetings vest and become exercisable as to 100% of the shares six months after the date of such grant if the holder remains a director on such date. The Company has reserved 100,000 shares of Common Stock for issuance under the 1996 Director Plan. As of the date of this notice, no options have been granted under the 1996 Director Plan.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has a Compensation Committee which currently consists of Kenneth L. Evenstad, George E. Kline and Lawrence A. Lehmkuhl. The Compensation Committee determines the compensation for the President and reviews recommendations of the President concerning compensation for the other executives and incentive compensation for employees of the Company, subject to ratification by the full Board of Directors. The Compensation Committee also administers the Company's 1995 Long-Term Incentive and Stock Option Plan and the 1996 Director Plan. The Compensation Committee held no separate meetings in 1996.

     The Board of Directors has an Audit Committee which currently consists of Kenneth L. Evenstad, George E. Kline and Lawrence A. Lehmkuhl. The Audit Committee was established to review the results and scope of the audit and other services provided by the Company's independent auditors, as well as the Company's accounting principles and its system of internal controls, and report the results of these reviews to management and to the full Board of Directors. The Audit Committee held no meetings during 1996.

     The Board of Directors has no standing nomination committee.

     During 1996, the Board of Directors held six meetings. All incumbent directors attended at least 75% of the meetings that were held while they were serving on the Board, except Mr. Lehmkuhl, who attended four of the six meetings.

                              CERTAIN TRANSACTIONS

     On June 6, 1995, the Company entered into a 90-day, non-interest bearing loan arrangement with Brightstone Capital, whose general partner is George E. Kline, pursuant to which the Company borrowed a total of $200,000. Mr. Kline is a member of the Company's Board of Directors. As consideration for the loan and related consulting services, the Company issued a warrant to purchase 20,000 shares of the Company's Common Stock at an exercise price of $1.35 per share. On September 6, 1995, the Company repaid the loan.

     On June 30, 1996, the Company sold 50,000 shares of Common Stock for $125,000, or $2.50 per share, to Brightstone Fund VII, whose general partner also is Mr. Kline.

     Management of the Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from an unaffiliated third party. Any future material transactions and loans with officers, directors or 5% beneficial shareholders of the Company's Common Stock, or affiliates of such persons, will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the outside members of the Company's Board of Directors who do not have an interest in the transactions.

                               EXECUTIVE OFFICERS

     WILLIAM L. RUSH, age 45, has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since its inception in July 1993. His biography is set forth under "Election of Directors".

     JOSEPH F. COFFEY, age 61, has been Vice President of Corporate Sales of the Company since September 1994. From 1965 to June 1994, Mr. Coffey was employed by Sandoz Corp. (now known as Novartis) in a variety of positions, including 14 years as National Sales Manager of the clinical nutrition division. As National Sales Manager, Mr. Coffey had managerial responsibility for regional and district sales managers, the national account group, the telemarketing group and the direct sales force.

     MARLIN G. RUDEBUSCH, age 51, has been Vice President of Marketing of the Company since December 1994. From December 1993 to May 1994, Mr. Rudebusch was employed by AudioScience, Inc., a hearing aid manufacturer, as Director of Sales and Marketing. From 1981 to August 1993, Mr. Rudebusch was employed by Medtronic, Inc., a medical device manufacturer, most recently as Director of Sales and Marketing of its neurological division.

     RICHARD J. HEGSTRAND, age 44, has been Chief Financial Officer of the Company since November 1995 and Secretary of the Company since December 1996. From December 1992 until September 1995, Mr. Hegstrand was employed by PDS Financial Corporation, an equipment finance company, most recently as its Vice President and Chief Financial Officer. From January 1987 to December 1992,
Mr. Hegstrand served in various management capacities with Magnetic Data, Inc., a computer disk-drive refurbisher, most recently as Chief Financial Officer.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information for 1995 and 1996 concerning the compensation of the Company's Chief Executive Officer for services rendered during those years. No other executive officer of the Company received aggregate annual salary and bonus compensation of more than $100,000 during 1996.

                           SUMMARY COMPENSATION TABLE


          NAME AND                                                                LONG-TERM           ALL OTHER
     PRINCIPAL POSITION                      YEAR      ANNUAL COMPENSATION      COMPENSATION         COMPENSATION
     ------------------                      ----      -------------------     --------------       -------------
                                                                             SECURITIES UNDERLYING
                                                      SALARY         BONUS         OPTIONS
                                                      ------         -----         -------
William L. Rush                              1996    $95,000        $20,000        100,000             $451 (1)
 President and Chief Executive Officer       1995    $89,000        $20,000          ----                ----

--------------------------------------
(1)  Consists of disability insurance provided.

EMPLOYMENT CONTRACT

     In October 1996, the Company entered into a revised employment agreement with William L. Rush, the Company's Chairman of the Board, President and Chief Executive Officer. The agreement provides for an initial annual salary of $95,000, which salary is subject to annual review and adjustment by the Company's Board of Directors. Mr. Rush also received an option to purchase 100,000 shares of Common Stock, with an exercise price of $3.50 per share, and may receive incentive compensation to be established by the Board of Directors. The agreement also provides for certain health and life insurance benefits. The agreement has a three-year term, but is terminable by the Company or Mr. Rush with cause, or without cause by either party upon ninety days written notice. Under the agreement, Mr. Rush has granted the Company rights to all inventions conceived or produced by Mr. Rush during the period of his employment. Mr. Rush also is subject to a confidentiality provision and a twelve-month noncompetition provision. If the contract is terminated by the Company without cause, or by Mr. Rush with cause, the Company is obligated to pay Mr. Rush's annual salary for a period of twelve months and the maximum amount of incentive compensation that could have been due in such period.

STOCK OPTIONS

     The following table summarizes the stock option grant made in 1996 to the officer named in the above compensation table:


                                                          Option Grants in 1996
                      ----------------------------------------------------------------------------------------
                      Number of Securities    Percentage of Total Options      Exercise
                      Underlying Options        Granted to Employee in         Price Per         Expiration
    Name                  Granted                 Fiscal Year                    Share             Date
    ----                  -------                 -----------                   -------           ------
William L. Rush          100,000 (1)                  42.4%                      $3.50           09/27/06

  --------------
     (1)  The options vest with respect to one-half of the shares on April
     1, 1998 and one-half of the shares on October 1, 1999. In the event of a change in control of the Company (as described in the stock option agreement), all outstanding options will be immediately exercisable in full.

     To date, none of the executive officers have exercised any options. The following table sets forth the number and aggregate dollar value of all unexercised options held by the executive officer named above, as of the end of 1996. The value of each unexercised, in-the-money option was determined by multiplying (i) the difference between (a) the market price of a share of Common Stock as of the end of 1996 ($3.75), and (b) the exercise price of the option, by (ii) the number of shares subject to the option.


                    Number of Shares Underlying Unexercised       Value of Unexercised In-The-Money Options
                         Options at December 31, 1996                     at December 31, 1996
                    ---------------------------------------       ------------------------------------------
    Name            Exercisable              Nonexercisable       Exercisable                Nonexercisable
    ----            -----------              --------------       -----------                ---------------
William L. Rush        - 0 -                    100,000               ----                     $25,000

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and beneficial owners of more than ten percent of the outstanding shares of Common Stock are also required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file. The Company's Common Stock was not registered under Section 12 of the Exchange Act for the fiscal year ended December 31, 1996 and, therefore, the Company's officers, directors and 10 percent beneficial owners were not subject to Section 16(a) of the Exchange Act during that period.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company's only outstanding class of voting securities is its Common Stock, $0.01 par value, of which 5,448,024 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director, (iii) each executive officer of the Company named in the "Executive Compensation" section of this Proxy Statement and (iv) all executive officers and directors as a group. In addition, shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days from the date hereof (the "Currently Exercisable Options") are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names:


                                                               PERCENT
   NAME                                    NUMBER             OF CLASS
   ----                                    ------             --------

William L. Rush                            740,000               13.6%
 9850 51st Avenue North
 Suite 110
 Minneapolis, MN  55442

Lawrence A. Lehmkuhl (1)                    67,038               1.2 %
 134 Dellwood Avenue
 Dellwood, MN 55110

George E. Kline (1) (2)                    540,000               9.8 %
 Brightstone Capital
 4750 IDS Center
 Minneapolis, MN 55402

Kenneth L. Evenstad (1)                     30,000               0.5 %
 Upsher-Smith Laboratories
 14905 23rd Avenue North
 Minneapolis, MN 55447

Brightstone Funds (3)                      510,000               9.3 %
 Venture Management
 4750 IDS Center
 Minneapolis, MN 55402

Elan Pharma, Inc. (4)                      855,000              15.7 %
 2 Thurber Boulevard
 Smithfield, RI  02917

All directors and officers as a
 group (7 persons) (5)                   1,418,988              25.2 %

----------------
(1)  Includes 30,000 shares issuable pursuant to Currently Exercisable Options.

(2) Includes 200,000 shares owned by Brightstone Fund IV, 150,000 shares owned by Brightstone Fund VI, 110,000 shares owned and 30,000 shares issuable pursuant to warrants held by Brightstone Fund VII and 20,000 shares issuable pursuant to a warrant held by Brightstone Capital. George E. Kline, a director of the Company, and James A. Bernards serve as general partners of all of the Brightstone entities referenced above. By virtue of this position, Mr. Kline and Mr. Bernards may be deemed to have voting and investment control over the shares owned by such Brightstone entities, and thus beneficial owners of those shares. Mr. Kline and Mr. Bernards disclaim any beneficial ownership of such shares.

(3) These securities are also included in beneficial ownership of Mr. Kline. See footnote (2) above.

(4) Shares are subject to an Irrevocable Proxy Agreement whereby the Company, as directed by the Board of Directors, has been appointed to vote all of the shares through January 13, 2000.

(5)  Includes 171,950 shares issuable pursuant to Currently Exercisable Options

                       APPOINTMENT OF INDEPENDENT AUDITORS

     At the Meeting, a vote will be taken on a proposal to ratify the appointment of Ernst & Young LLP by the Board of Directors to act as independent auditors of the Company for the fiscal year ending December 31, 1997. Ernst & Young LLP are independent auditors who have audited the accounts of the Company since inception.

     Representatives of Ernst & Young LLP will attend the shareholder meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions that may be asked by shareholders.

                                  OTHER MATTERS

     As of this date, the Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any matters properly come before the meeting, it is the intention of the person named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.


                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Secretary of the Company, Nutrition Medical, Inc., 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota, 55442, no later than December 1, 1997, for inclusion in the Proxy Statement for such annual meeting.




                                        By order of the Board of Directors

                                        Nutrition Medical, Inc.

                                        /s/ Richard J. Hegstrand

                                        Richard J. Hegstrand
                                        SECRETARY

March 20, 1997

                            NUTRITION MEDICAL, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 1997

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUTRITION
                                 MEDICAL, INC.

    The Undersigned hereby appoints William L. Rush and Richard J. Hegstrand, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Nutrition Medical, Inc. held of record by the undersigned on March 10, 1997, at the Annual Meeting of Shareholders of Nutrition Medical, Inc. to be held at 3:30 p.m. on Thursday, May 8, 1997, at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota and any adjournment thereof.

1.  ELECTION OF DIRECTORS:
    ________ VOTE FOR all nominees listed below EXCEPT those I have struck by a line through their names.

WILLIAM L. RUSH                        GEORGE E. KLINE
KENNETH L. EVENSTAD                    LAWRENCE A. LEHMKUHL

    ________ WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2. PROPOSAL TO RATIFY AND APPROVE the selection of Ernst & Young LLP as independent auditors for the current fiscal year.
    ________ FOR         ________ AGAINST         ________ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" ALL DIRECTORS NAMED IN ITEM 1 AND FOR PROPOSAL 2.

    The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature if held jointly
                                                  Dated: _________________, 1997
                                                  (Please date this Proxy)

                                                  (Please sign exactly as your
                                                  name appears to the left. When
                                                  shares are held by joint
                                                  tenants, both should sign.
                                                  When signing as an executor,
                                                  administrator, attorney,
                                                  trustee or guardian, please
                                                  give full titles as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by an authorized person.)

                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.